UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

current report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 15, 2013

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 5.07 – Submission of Matters to a vote of Securityholders	3

Item 7.01 - Regulation FD Disclosure	4

Item 8.01 – Other Events	4

Item 9.01 – Financial Statements and Exhibits	4

Signatures	4

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ITEM 5.07 SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

On May 15, 2013, at the Annual Meeting of the Company’s shareholders, a total of 16,783,921 shares, or 66 percent of the eligible voting shares, were voted. The following proposals were voted on by shareholders:

Proposal 1

To elect 15 persons who will serve as members of the Board of Directors until the 2014 annual meeting of shareholders or until their successors are duly elected and qualified:

Nominee	For	Against or Withheld	Abstentions	Broker Non-Votes
Michael S. Albert	16,486,096	158,115	138,275	0
J. David Branch	16,476,488	177,996	129,437	0
C. Arnold Britt	16,366,836	288,797	128,288	0
Robert C. Clark	16,477,409	171,032	135,480	0
Alex A. Diffey, Jr.	16,391,748	264,686	127,487	0
Barry Z. Dodson	16,273,383	366,602	143,936	0
Donald P. Johnson	16,475,520	172,383	136,018	0
Joseph H. Kinnarney	16,448,678	220,063	115,180	0
Pressley A. Ridgill	16,442,406	211,055	130,460	0
Mary E. Rittling	16,508,190	142,828	132,903	0
E. Reid Teague	16,479,999	178,847	125,075	0
John F. Watts	16,484,455	167,734	131,732	0
G. Alfred Webster	16,482,841	169,187	131,893	0
Kenan C. Wright	16,373,122	285,235	125,564	0
Julius S. Young	16,499,858	157,421	126,642	0

 All of the above-named nominees were duly elected.

Proposal 2

To consider and approve an advisory (non-binding) proposal on executive compensation:

For	Against or Withheld	Abstentions	Broker Non-Votes
16,292,814	371,420	119,687	0

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ITEM 7.01 REGULATION FD DISCLOSURE

The Company hereby furnishes its slide presentation, as presented at the Annual Meeting of the Company’s shareholders on May 15, 2013. A copy of the slide presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

On May 15, 2013, the Company issued a press release reporting the completion of its repurchase of the warrant (the “Warrant”) to purchase 2,567,255 shares of the Company’s common stock that was issued to the United States Department of the Treasury (the “Treasury”) on December 12, 2008, as part of the Troubled Asset Relief Program (TARP) Capital Purchase Program. The Company repurchased the Warrant for its fair market value of $7,778,783. Following the Company’s repurchase of the Warrant, the Treasury has no equity or other ownership interest in the Company.

A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
Exhibit 99.1	NewBridge Bancorp slide presentation, as presented at the Annual Meeting of the Company’s shareholders on May 15, 2013.
Exhibit 99.2	Press Release issued by NewBridge Bancorp, dated May 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2013	NEWBRIDGE BANCORP By: /s/ Ramsey K. Hamadi Ramsey K. Hamadi Senior Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
Exhibit 99.1	NewBridge Bancorp slide presentation, as presented at the Annual Meeting of the Company’s shareholders on May 15, 2013.
Exhibit 99.2	Press Release issued by NewBridge Bancorp, dated May 15, 2013.

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